                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Extreme Networks, Inc. of our report dated July 16, 2001 included in the 2001 Annual Report to Stockholders of Extreme Networks, Inc.

Our audits also included the financial statement schedule of Extreme Networks, Inc. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following registration statements of Extreme Networks, Inc. of our report dated July 16, 2001, with respect to the consolidated financial statements incorporated by reference and our report included in the preceding paragraph with respect to the financial statement schedule included in the Annual Report (Form 10-K) for the year ended June 30, 2001:

                           Registration

Form                       Statement

Number            Number            Description
--------------------------------------------------------------------------------

Form S-8                    333-65636         Extreme Networks, Inc. 2001
                                              Nonstatutory Stock Option Plan

Form S-3                    333-58734         Equity Securities

Form S-3                    333-58714         Equity Securities

Form S-8                    333-58634         Extreme Networks, Inc. Individual
                                              Option Agreements Granted Under
                                              the Webstacks, Inc. 2000 Stock
                                              Option Plan and Assumed by Extreme
                                              Networks, Inc.

Form S-8                    333-55644         Extreme Networks, Inc.  Individual
                                              Option Agreements Granted Under
                                              the Optranet, Inc. 2000 Option
                                              Plan and Assumed by Extreme
                                              Networks, Inc.

Form S-8                    333-54278         Extreme Networks, Inc. Amended
                                              1996 Stock Option Plan, 1999
                                              Employee Stock Purchase Plan and
                                              2000 Nonstatutory Stock Option
                                              Plan

                            /s/ Ernst & Young LLP


Palo Alto, California
September 25, 2001